Exhibit 10.1

                                  FORBEARANCE
                                       TO
                          LOAN AND SECURITY AGREEMENT

     This FORBEARANCE to Loan and Security Agreement (this "Forbearance") is entered into this 11th day of August, 2006, by and between SILICON VALLEY BANK ("Bank") and CONCURRENT COMPUTER CORPORATION, a Delaware corporation ("Borrower") whose address is 4375 River Green Parkway, Duluth, Georgia 30096.

                                    RECITALS

     WHEREAS, Bank and Borrower have entered into that certain Loan and Security Agreement dated as of December 23, 2004 (as the same has been or may from time to time be amended, modified, supplemented or restated, the "Loan Agreement") pursuant to which Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement; and

     WHEREAS, Borrower is currently in default of the Loan Agreement for failing to comply with the covenant set forth in Section 6.2(c) of the Loan Agreement as of June 30, 2006 (the "Existing Default"); and

     WHEREAS, Borrower has requested that Bank forbear from exercising its rights and remedies against Borrower from the date hereof through September 15, 2006 (the "Forbearance Period") in order to allow the parties sufficient time to negotiate an amendment to the Loan Agreement to restructure the financial covenants on mutually acceptable terms, which amendment is expected to include a waiver with respect to the Existing Default; and

     WHEREAS, although Bank is under no obligation to do so, Bank is willing to forbear from exercising its rights and remedies against Borrower through the Forbearance Period on the terms and conditions set forth in this Forbearance, so long as Borrower complies with the terms, covenants and conditions set forth in this Forbearance in a timely manner;

     NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

     1. DEFINITIONS. Capitalized terms used but not defined in this Forbearance shall have the meanings given to them in the Loan Agreement.

     2.   FORBEARANCE.

          2.1 FORBEARANCE PERIOD. So long as no Event of Default, other than the Existing Default, occurs, subject to the terms and conditions set forth herein, Bank shall forbear from filing any legal action or instituting or enforcing any rights and remedies it may have against Borrower through the Forbearance Period. Except as expressly provided herein, this Forbearance does not constitute a waiver or release by Bank of any Obligations or of any existing Event of Default other than the Existing Default or Event of Default which may arise in the future after the date of execution of this Forbearance. If Borrower does not comply with the terms of this Forbearance, Bank shall have no further obligations under this Forbearance and shall be permitted to exercise at such time any rights and remedies against Borrower as it deems appropriate in its sole and absolute discretion. Borrower understands that Bank has made no commitment and is under no obligation whatsoever to grant any additional extensions of time at the end of the Forbearance Period, irrespective of whether an amendment to the Loan Agreement has been entered into prior to the end of the Forbearance Period.

          2.2 FORBEARANCE TERMS. During the Forbearance Period, Borrower agrees to deliver to Bank, on or before September 1, 2006, a revised operating budget (including income statements, balance sheets and cash flow statements, by quarter) for the remainder of Borrower's 2007 fiscal year. Borrower agrees that the failure to deliver such revised budget by such date shall constitute an immediate Event of Default and shall entitled Bank to terminate the Forbearance Period without notice to Borrower.

     3.   LIMITATION  OF  FORBEARANCE.

          3.1 This Forbearance is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

          3.2 This Forbearance shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents are hereby ratified and confirmed and shall remain in full force and effect.

     4.   REPRESENTATIONS  AND  WARRANTIES.  To  induce  Bank to enter into this
Forbearance,  Borrower  hereby  represents  and  warrants  to  Bank  as follows:

          4.1 Immediately after giving effect to this Forbearance (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date and excluding therefrom the effect of the Existing Default), and (b) no Event of Default other than the Existing Default has occurred and is continuing;

          4.2 Borrower has the power and authority to execute and deliver this Forbearance and to perform its obligations under the Loan Agreement;

          4.3 The organizational documents of Borrower delivered to Bank on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

          4.4 The execution and delivery by Borrower of this Forbearance and the performance by Borrower of its obligations under the Loan Agreement have been duly authorized by all necessary action on the part of Borrower;

          4.5 The execution and delivery by Borrower of this Forbearance and the performance by Borrower of its obligations under the Loan Agreement do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

          4.6 The execution and delivery by Borrower of this Forbearance and the performance by Borrower of its obligations under the Loan Agreement do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and


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
          4.7 This Forbearance has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

     5. PRIOR AGREEMENT. The Loan Documents are hereby ratified and reaffirmed and shall remain in full force and effect. This Forbearance is not a novation and the terms and conditions of this Forbearance shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. In the event of any conflict or inconsistency between this Forbearance and the terms of such documents, the terms of this Forbearance shall be controlling, but such document shall not otherwise be affected or the rights therein impaired.

     6.   RELEASE  BY  BORROWER.

          6.1 FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Bank and its present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Forbearance (collectively "RELEASED CLAIMS"). Without limiting the foregoing, the Released Claims shall include any and all liabilities or claims arising out of or in any manner whatsoever connected with or related to the Loan Documents, the Recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing.

          6.2 In furtherance of this release, Borrower expressly acknowledges and waives any and all rights under Section 1542 of the California Civil Code, which provides as follows:

          "A GENERAL RELEASE does not extend to claims which the creditor does not know or expect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor." (Emphasis added.)

          6.3 By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Bank with respect to the facts underlying this release or with regard to any of such party's rights or asserted rights.

          6.4 This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Bank to enter into this


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
Forbearance, and that Bank would not have done so but for Bank's expectation that such release is valid and enforceable in all events.

          6.5 Borrower hereby represents and warrants to Bank, and Bank is relying thereon, as follows:

               (a) Except as expressly stated in this Forbearance, neither Bank nor any agent, employee or representative of Bank has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Forbearance.

               (b) Borrower has made such investigation of the facts pertaining to this Forbearance and all of the matters appertaining thereto, as it deems necessary.

               (c) The terms of this Forbearance are contractual and not a mere recital.

               (d) This Forbearance has been carefully read by Borrower, the contents hereof are known and understood by Borrower, and this Forbearance is signed freely, and without duress, by Borrower.

               (e) Borrower represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Borrower shall indemnify Bank, defend and hold it harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein.

     7. COUNTERPARTS. This Forbearance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     8. EFFECTIVENESS. This Forbearance shall be deemed effective upon (a) the due execution and delivery to Bank of this Forbearance by each party hereto,
(b)  Borrower's  payment  of a forbearance fee in an amount equal to $3,500, and
(c) Bank's receipt of the Acknowledgment of Forbearance and Reaffirmation of Guarantors substantially in the form attached hereto as Schedule 1, duly executed and delivered by each Guarantor,.

     9. GOVERNING LAW. This Forbearance and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of Georgia.

                            [Signature page follows.]


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
     IN WITNESS WHEREOF, the parties hereto have caused this Forbearance to be duly executed and delivered as of the date first written above.


BANK                                   BORROWER

SILICON VALLEY BANK                    CONCURRENT COMPUTER COPRORATION


By:                                    By:
Name:                                  Name:
     -------------------------              --------------------------
Title:                                 Title:
      ------------------------               -------------------------


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
                                   Schedule 1

                          ACKNOWLEDGMENT OF FORBEARANCE
                          AND REAFFIRMATION OF GUARANTY


     SECTION 1. Each Guarantor hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of the Forbearance to Loan and Security Agreement dated as of even date herewith (the "Forbearance").

     SECTION 2. Each Guarantor hereby consents to the Forbearance and agrees that the Guaranty dated as of April 6, 2006 (the "Guaranty") relating to the Obligations of Borrower under the Loan Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Forbearance or any other document or instrument delivered in connection herewith.

     SECTION 3. Each Guarantor hereby agrees that the Security Agreement dated as of April 6, 2006 (the "Security Agreement") securing the Obligations of Borrower under the Loan Agreement and the obligations of the Guarantors under the Guaranty shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Forbearance or any other document or instrument delivered in connection herewith.

     SECTION 4. Each Guarantor represents and warrants that, after giving effect to the Forbearance, all representations and warranties contained in the Guaranty and the Security Agreement are true, accurate and complete as if made the date hereof.

Dated  as  of  August  11,  2006

GUARANTOR                              EVERSTREAM HOLDINGS, INC.


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       [CORPORATE SEAL]

                                       EVERSTREAM, INC.


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       [CORPORATE  SEAL]

                                       EHI PATENT CO. LLC


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


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